Exhibit 10.1.2

Amendment No. 51 (NE)		January 1, 2006
SOW:	☐ No
☑Yes
Pursuant to Instruction 2 to Item 601 of Regulation S-K, NeuStar, Inc. has filed an agreement with the Northeast Carrier Acquisition Company, LLC, which is one of seven agreements that are substantially identical in all material respects other than the parties to the agreements. North American Portability Management, LLC succeeded to the interests of Northeast Carrier Acquisition Company, LLC and each of the other entities listed below. The following list identifies the other parties to the six agreements that have been omitted pursuant to Instruction 2 to Item 601:
•	LNP, LLC (Midwest)

•	Southwest Region Portability Company, LLC

•	Western Region Telephone Number Portability, LLC

•	Southeast Number Portability Administration Company, LLC

•	Mid-Atlantic Carrier Acquisition Company, LLC

•	West Coast Portability Services, LLC
[Graphic Omitted: NeuStar Logo]
STATEMENT OF WORK NO. 51
UNDER
CONTRACTOR SERVICES AGREEMENT
FOR
NUMBER PORTABILITY ADMINISTRATION CENTER / SERVICE
MANAGEMENT SYSTEM
MODIFICATION TO EXHIBIT G AND EXHIBIT N

CONFIDENTIAL

Amendment No. 51 (NE)		January 1, 2006
SOW:	☐ No
☑Yes
STATEMENT OF WORK NO. 51
UNDER
CONTRACTOR SERVICES AGREEMENT
FOR
NUMBER PORTABILITY ADMINISTRATION CENTER/SERVICE
MANAGEMENT SYSTEM
Modification to Exhibit G and Exhibit N
1.0	PARTIES
This Statement of Work (“SOW”) is entered into pursuant to Article 30 of, and upon execution shall be a part of, the Contractor Services Agreements for Number Portability Administration Center/Service Management System, as amended and in effect immediately prior to the Statement of Work Effective Date (each such agreement referred to individually as the “Master Agreement” and collectively as the “Master Agreements”), by and between NeuStar, Inc., a Delaware corporation (“Contractor”), and the North American Portability Management LLC, a Delaware limited liability company (the “Customer”), as the successor in interest to and on behalf of the Northeast Carrier Acquisition Company, LLC (the “Subscribing Customer”).
2.0	EFFECTIVENESS AND DEFINED TERMS
This Statement of Work shall be effective in the separate United States Service Area known as the Northeast Service Area (referred to in this SOW as “this Service Area”) as of the 1st day of January, 2006 (the “Statement of Work Effective Date”), conditioned upon execution by Contractor and Customer on behalf of all the limited liability companies listed below for the separate United States Service Areas (the “Subscribing Customers”).
•	LNP, LLC (Midwest)

•	Mid-Atlantic Carrier Acquisition Company, LLC

•	Northeast Carrier Acquisition Company, LLC

•	Southeast Number Portability Administration Company, LLC

•	Southwest Region Portability Company, LLC

•	West Coast Portability Services, LLC

•	Western Region Telephone Number Portability, LLC
The number in the upper left-hand corner refers to this Statement of Work. Capitalized terms used herein without definition or which do not specifically reference another agreement shall have the meanings as defined in the Master Agreements.
3.0	CONSIDERATION RECITAL
In consideration of the terms and conditions set forth in this Statement of Work, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,

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Amendment No. 51 (NE)		January 1, 2006
SOW:	☐ No
☑Yes
Contractor and Customer agree as set forth in this Statement of Work.
4.0	MODIFICATIONS TO EXHIBIT G

4.1	Background
Statement of Work No. 49, Revision 1, provided for the incorporation of NANC Change Order 393 (NPAC Performance Requirements) into Release 3.3 of the NPAC/SMS Software. Because the current Functional Requirements Specification (“FRS”) performance requirements do not fully account for sustained and peak performance requirements, NANC 393 was intended to provide NPAC/SMS performance requirements to account for sustained, peak, and total bandwidth numbers. These new numbers represent a clarification of the measurement of NPAC performance. These changes are reflected in the FRS with the deletion of assumptions AR6-1 and AR6-2, the addition of assumptions AR6-3, AR6-4, AR6-5, and AR6-6, the deletion of requirement R6-29.1, the updating of requirements R6-28.1, R6-28.2, and R6-29.2, and the addition of requirements RR6-107, RR6-108, and RR6-109. The updated NPAC performance requirements, as specified in the revised FRS, affect Exhibit G under the Master Agreement, which exhibit must be updated to reflect the aforementioned changes. Accordingly, Contractor and Customer agreed in Statement of Work 49, Revision 1, to make the appropriate revisions to these exhibits prior to the Anticipated Delivery Date of Release 3.3. In addition to the implementation of Release 3.3 (under SOW49, as amended) in all United States Service Areas, currently scheduled to be completed April 9, 2006, the following activities must be completed before the changes to Exhibit G set forth in this SOW can be implemented:
1.	Customer executes this SOW51 on behalf of all Subscribing Customers.

2.	Contractor revised the SLR Methods & Procedures document to reflect the changes to Exhibit G as set forth herein.

3.	Customer and Contractor approve GEP Metrics Document revised to reflect the changes to Exhibit G as set forth herein.

4.	GEP Auditor revises GEP Audit Plan to reflect the changes in the GEP Metrics Document as set forth above.
Upon the completion of all the activities set forth above and the implementation of Release 3.3 in all Service Areas, the changes to SLR5 set forth below in Section 4.2 and the changes to SLR6 set forth in Section 4.3 shall take effect on the date agreed by Contractor and Customer, and confirmed by the GEP Auditor.
4.2	SLR 5 Change
As a result of the update to NPAC performance requirement R6-28.1 and the addition of performance requirement RR6-107 , SLR5 — SOA to NPAC Interface Transaction Rates (Customer) of Exhibit G (Service Level Requirements) under the Master Agreement applicable in this Service Area is hereby amended by deleting in its entirety the “Service Commitment Level” entry for SLR 5 — SOA to NPAC Interface Transaction Rates (Customer) in this Service Area and replacing it with the following

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Amendment No. 51 (NE)		January 1, 2006
SOW:	☐ No
☑Yes
To the extent there is sufficient load, maintain, for 95% of the CMIP transactions, a rate of 4 CMIP transactions per second (sustained) for each SOA to NPAC SMS interface association; however, this interface requirement does not apply when there are at least 40 CMIP transactions per second (sustained) for a single NPAC SMS region. Neither criterion applies if throughput is impacted by delays caused by Users.
4.3	SLR 6 Change
As a result of the deletion of requirement R6-29.1 and the update to NPAC performance requirement R6-29.2 and introduction of performance requirements RR6-108 and RR6-109, the “Service Commitment Level” entry for SLR 6 – NPAC to LSMS Interface Transaction Rates (Customer) in this Service Area is deleted in its entirety and replaced with the following:
To the extent there is sufficient offered load, maintain, for 95% of the CMIP transactions, a rate of 4 CMIP transactions per second (sustained) over each NPAC SMS to Local SMS interface association; however, this interface requirement does not apply when there are at least 156 CMIP transactions per second (sustained) for a single NPAC SMS region. Neither criterion applies if throughput is impacted by delays caused by Users.
In the event that the CMIP Interface Specification is changed, for purposes of the foregoing computation, each CMIP transaction involved in a broadcast of an SV will contain at least one (1) TN.
5.0	RESCISSION OF EXHIBIT N

5.1	Background
R6-29.1 and R6-29.2 formed the basis for the final milestone throughput goal of 25 TN’s per second under Exhibit N (System Performance Plan for NPAC SMS Services). Contractor was required to demonstrate the achievement of each milestone, both interim and final, in laboratory testing, which was defined as a specified mix of range and individual transactions involving broadcasts to seven LSMS’s. Exhibit N suspended SLR 6 – NPAC to LSMS Interface Transaction Rates (Customer) until the 25 TN’s per second goal was achieved. The Contractor represents that it has achieved well in excess of 25 TNs per second in laboratory tests. As a result of the achievement of the 25 TN’s per second milestone, the SLR6 suspension ought to be terminated by the terms of Exhibit N, and therefore no update to Exhibit N is required as was otherwise referenced in NANC 393 of SOW49, Revision 1. Contractor and Customer hereby agree that Exhibit N is rescinded in its entirety.
5.2	Rescission of Exhibit N
As a result of the termination of the SLR6 suspension, Exhibit N (Systems Performance Plan for NPAC/SMS Services) to the Master Agreement applicable in this Service Area is hereby

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Amendment No. 51 (NE)		January 1, 2006
SOW:	☐ No
☑Yes
rescinded in its entirety.
6.0	APPLICABLE DOCUMENTS
The following internal documents are applicable to the changes contemplated under this SOW:
None Functional Requirements Specifications
None Requirements Traceability Matrix
None System Design
None Detailed Design
None Integration Test Plan
None System Test Plan
None NPAC Software Development Process Plan
None User Documentation
7.0	IMPACTS ON MASTER AGREEMENT
None Master Agreement
None Exhibit B Functional Requirements Specification
None Exhibit C Interoperable Interface Specification
None Exhibit E Pricing Schedules
None Exhibit F Project Plan and Test Schedule
☑ Exhibit G Service Level Requirements
None Exhibit H Reporting and Monitoring Requirements
None Exhibit J User Agreement Form
None Exhibit K External Design
None Exhibit L Infrastructure/Hardware
None Exhibit M Software Escrow Agreement
☑ Exhibit N System Performance Plan for NPAC/SMS Services
None Disaster Recovery
None Back Up Plans
☑ Gateway Evaluation Process (Article 32 of Master Agreement)
8.0	COMPENSATION AND PAYMENT

8.1	Allocable Charges
Customer represents that it is executing this SOW on behalf of each of the Subscribing Customer’s Allocated Payors, as that term is defined in the Master Agreement, as amended by SOW42.
9.0	MISCELLANEOUS
9.1	Except as specifically modified and amended hereby, all the provisions of the Master

CONFIDENTIAL

Amendment No. 51 (NE)		January 1, 2006
SOW:	☐ No
☑Yes
Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the Statement of Work Effective Date hereof, any reference in the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the Statement of Work Effective Date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit, as modified and amended by this. From and after the Statement of Work Effective Date, Statement of Work shall be a part of the Master Agreement, including its Exhibits, and, as such, shall be subject to the terms and conditions therein. Each of the respective Master Agreements with respect to separate Service Areas remains an independent agreement regarding the rights and obligations of each of the Parties thereto with respect to such Service Area, and neither this Statement of Work nor any other instrument shall join or merge any Master Agreement with any other, except by the express written agreement of the Parties thereto.
9.2 This Statement of Work may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
9.3 If at any time hereafter a Customer, other than a Customer that is a party hereto desires to become a party hereto, such Customer may become a party hereto by executing a joinder agreeing to be bound by the terms and conditions of this Statement of Work, as modified from time to time.
9.4 This Statement of Work is the joint work product of representatives of Customer and Contractor; accordingly, in the event of ambiguities, no inferences will be drawn against either party, including the party that drafted the Agreement in its final form.
9.5 This Statement of Work sets forth the entire understanding between the Parties with regard to the subject matter hereof and supercedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto. The modifications, amendments and price concessions made herein were negotiated together and collectively, and each is made in consideration of all of the other terms herein. All such modifications, amendments and price concessions are interrelated and are dependent on each other. No separate, additional or different consideration is contemplated with respect to the modifications, amendments and price concessions herein.
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CONFIDENTIAL

Amendment No. 51 (NE)		January 1, 2006
SOW:	☐ No
☑Yes
IN WITNESS WHEREOF, the undersigned have executed this Statement of Work:
CONTRACTOR: NeuStar, Inc.

By: Its:	/s/ Joe Franlin Sr. VP Customer Relations
Date: 6/6/06
CUSTOMER: North American Portability Management LLC, as successor in interest to and on behalf of the Northeast Carrier Acquisition Company, LLC

By: Its:	/s/ Melvin Clay Co-Chair
Date: May 23, 2006

By: Its:	/s/ Suzanne Howard Co-Chair
Date: 6/1/06

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